Federated Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
(A Portfolio of Federated Equity Funds)
Supplement to Statement of Additional Information dated December 23, 1998


In the section of the Statement of Additional Information entitled "Securities in Which the Fund Invests" on page 1, please add the following revisions to the indicated sections:

     Please insert the following sentence after the section entitled "Futures Contracts."

     "The Fund may buy and sell stock indexes and futures on portfolio securities."


Please replace the second paragraph under the section entitled "Options" with the following paragraph.

     "The Fund may:

(beta) Buy call options on portfolio securities and securities indexes in anticipation of an increase in the value of the underlying asset.

     (beta) Buy put options on portfolio securities and securities indexes in anticipation of a decrease in the value of the underlying asset.

(beta) Write call options on portfolio securities and securities indexes to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

(beta) Write put options on portfolio securities and securities indexes to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price."








                                                                   May 31, 1999


Cusip 314172842
Cusip 314172834
Cusip 314172826

G02666-01 (5/99)